UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 23, 2011

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On August 23, 2011, Ashland Inc. (“Ashland”) filed a report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition of International Specialty Products Inc. (“ISP”) on August 23, 2011, pursuant to the terms of the Stock Purchase Agreement, dated May 30, 2011, among Ashland and the shareholders of ISP (the “Stock Purchase Agreement”).  Pursuant to the terms of the Stock Purchase Agreement, Ashland acquired all of the outstanding equity interests of ISP.  The description of the Stock Purchase Agreement is qualified in its entirety by the full text of the agreement attached as Exhibit 2.1 to the Current Report on Form 8-K dated May 31, 2011.

By this amendment to the Original Form 8-K, Ashland is amending and restating Item 9.01 thereof to include the required financial statement and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K:

(a)        Financial Statements of Business Acquired

Historical audited Consolidated Balance Sheets of ISP Chemco LLC as of December 31, 2010 and 2009, and historical audited Consolidated Statements of Income, Consolidated Statements of Cash Flows and Consolidated Statements of Member’s Equity of ISP Chemco LLC for the Years Ended December 31, 2010 and 2009, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.1.

The historical unaudited Consolidated Balance Sheets of ISP Chemco LLC as of July 3, 2011, and historical unaudited Consolidated Statements of Income and Consolidated Statements of Cash Flows for the three and six months ended July 3, 2011 and July 4, 2010, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.2.

Ashland is filing the historical audited annual financial information and historical unaudited interim financial information of ISP Chemco LLC, a wholly-owned subsidiary of ISP, to satisfy the requirements of Rule 3-05 of Regulation S-X with regard to the financial information of an acquired business.

As noted above, Ashland acquired ISP on August 23, 2011.  Prior to the completion of the acquisition, certain nominal non-operating assets and liabilities were dividended from ISP to its shareholders.  Ashland believes that the historical audited and unaudited financial statements of ISP Chemco LLC, which exclude these nominal non-operating assets and liabilities, are a more meaningful presentation of the business acquired by Ashland.

(b)        Pro Forma Financial Information

Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2011, and Unaudited Pro Forma Combined Condensed Statements of Income for the twelve months ended September 30, 2010 and the nine months ended June 30, 2011, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.3.

(d)        Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated Financial Statements of ISP Chemco LLC for the Years Ended December 31, 2010 and 2009.

99.2	Consolidated Financial Statements of ISP Chemco LLC for the Three- and Six-Month Periods Ended July 3, 2011 and July 4, 2010.

99.3	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

October 28, 2011	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated Financial Statements of ISP Chemco LLC for the Years Ended December 31, 2010 and 2009.

99.2	Consolidated Financial Statements of ISP Chemco LLC for the Three- and Six-Month Periods Ended July 3, 2011 and July 4, 2010.

99.3	Pro Forma Financial Information.